UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2021

SELECT ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38066	81-4561945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1233 West Loop South, Suite 1400 Houston, TX 77027
(Address of Principal Executive Offices)

(713) 235-9500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	WTTR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

At the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Select Energy Services, Inc. (the “Company” or “Select”) held on May 7, 2021, the Company’s stockholders elected each of the Company’s director nominees who had been nominated to serve until the Company’s 2022 Annual Meeting of Stockholders. David C. Baldwin was re-elected with 83.20% of the votes cast, Richard A. Burnett was re-elected with 99.60% of the votes cast, Robert V. Delaney was re-elected with 94.92% of the votes cast, John D. Schmitz was re-elected with 95.50% of the votes cast, Troy W. Thacker was re-elected with 99.52% of the votes cast, David A. Trice was re-elected with 99.57% of the votes cast, and Douglas J. Wall was re-elected with 79.28% of the votes cast. The ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm for fiscal year 2021 was approved by 99.86% of the votes cast. The advisory stockholder vote on the compensation paid to the Company’s named executive officers, as disclosed in Select’s 2021 proxy statement, was approved by 97.84% of the votes cast.

The final results of the voting on each matter of business at the Annual Meeting are as follows:

Proposal 1 – Election of Directors.

NOMINEES	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
David C. Baldwin	68,072,593	13,707,465	41,547	7,552,329
Richard A. Burnett	81,444,579	322,416	54,610	7,552,329
Robert V. Delaney	77,624,423	4,142,572	54,610	7,552,329
John D. Schmitz	78,101,141	3,667,780	52,684	7,552,329
Troy W. Thacker	81,381,596	385,397	54,612	7,552,329
David A. Trice	81,419,530	349,396	52,679	7,552,329
Douglas J. Wall	64,860,903	16,905,191	55,511	7,552,329

Proposal 2 – Ratification of the appointment of Grant Thornton LLP as Select’s independent registered public accounting firm for fiscal year 2021.

FOR	AGAINST	ABSTAIN
89,257,176	103,674	13,084

Proposal 3 – Approval, by advisory vote, of the compensation paid to Select’s named executive officers, as disclosed in Select’s 2021 proxy statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
80,058,568	1,667,078	95,959	7,552,329

.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2021

SELECT ENERGY SERVICES, INC.

By:	/s/ Adam R. Law
Adam R. Law
Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer